                                                                  Exhibit 10.9


         THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES UNDERLYING THIS WARRANT MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH SALE, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION SHALL HAVE BEEN REGISTERED UNDER SAID ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR UNTIL THE COMPANY SHALL HAVE RECEIVED A LEGAL OPINION SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT SUCH SECURITIES MAY BE LEGALLY SOLD OR OTHERWISE TRANSFERRED WITHOUT SUCH REGISTRATION AND COMPLIANCE.



                                     WARRANT
                                     -------

                          To Purchase 6,508.866 Shares
                      of Common Stock, par value $.001, of
                         CONLEY, CANITANO & ASSOC., INC.

                                                                   April 3, 1998

         THIS IS TO CERTIFY that, for value received, Anthony Kelly ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Conley, Canitano & Assoc., Inc., an Ohio corporation (the "Company") at any time on or after the Exercise Date of this Warrant, [insert number] of shares of Common Stock (the "Underlying Warrant Shares") at an Exercise Price of $.001 per share and to exercise the other rights, powers and privileges hereinafter provided, all on the terms and subject to the conditions hereinafter set forth.

         Pursuant to the terms of the Stock Purchase Agreement, dated as of April 3, 1998, (the "Purchase Agreement"), by and among the Company, Kelly-Levey & Associates, Inc., a Kentucky corporation ("KLA") and certain of the principal shareholders of KLA, the Company purchased all of the outstanding common shares of KLA. As contemplated by the Purchase Agreement, this Warrant is one of three Warrants (the "Warrants") of the same form and having the same terms as this Warrant issued to the former three principal shareholders of KLA, entitling the holders thereof (the "Holders") to purchase up to an aggregate of 26,000 shares of Common Stock

         1. DEFINITIONS. The terms defined in this Section 1 shall have the following respective meanings:

         "COMMON STOCK" shall mean the common stock, par value $.001, of the Company.

         "COMPANY" shall mean Conley, Canitano & Assoc., Inc., an Ohio corporation.

         "CORPORATION" shall include an association, partnership, joint stock company, business trust or other similar organization.

         "EXERCISE DATE" shall mean the two year anniversary of the Closing (as that term is defined in the Purchase Agreement).

         "EXERCISE PRICE" shall mean $.001 per share of Common Stock.

         "HOLDER" shall have the meaning set forth in the preamble hereto.

         "HOLDERS" shall have the meaning set forth in the preamble hereto.

         "NEW WARRANT" shall have the meaning set forth in Section 3(b) hereof.

         "NOTICE OF EXERCISE" shall mean the form of Notice of Exercise appearing at the end of this Warrant.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "UNDERLYING WARRANT SHARES" shall mean the shares of Common Stock issued or issuable, as the case may be, upon exercise of this Warrant, including, without limitation, any shares of Common Stock issuable with respect thereto by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, other reorganization or otherwise.

         "WARRANT" shall mean this Warrant.

         "WARRANTS" shall have the meaning set forth in the preamble hereto.

         2.       Exercise of Warrant.
                  --------------------

                  (a) RIGHT TO EXERCISE WARRANT AT EXERCISE DATE. On or any time after the Exercise Date, Holder shall have the right, at its option, to exercise this Warrant in whole. Except as provided in Section 3(b), no partial exercise of the Warrant is permitted.

                  (b) RIGHT TO EXERCISE WARRANT IF INITIAL PUBLIC OFFERING. Holder shall have the right, at its option, to exercise this Warrant in whole before the Exercise Date if at any time before the Exercise Date the Company consummates the Company's first underwritten offering to the public pursuant to an effective registration statement under the Securities Act provided that (i) such registration statement covers the offer and sale of Common Stock of which the aggregate net proceeds attributable to sales for the account of the Company exceed $35,000,000, at a price per share equal to at least $110.00 (as appropriately adjusted for any stock split, combination, reorganization, recapitalization, stock dividend, or similar event) and (ii) such Common Stock is listed for trading on the New York Stock Exchange, Inc., the American Stock Exchange or the Nasdaq National Market (an "Initial Public Offering").

                  (c) MANNER OF EXERCISE OF WARRANT. This Warrant may be exercised five days after written notice to the Company of Holder's intent to exercise, by presentation and surrender hereof to the Company and payment of the Exercise Price for the Underlying Warrant Shares. Upon receipt by the Company of this Warrant at the office of Company, in proper form for exercise, accompanied by (i) payment of the Exercise Price (which may be in the form of a check), along with the completed and signed Warrant Exercise Form attached hereto or
(ii) consistent with applicable law, through the surrender of rights by Holder of a sufficient number of the Underlying Warrant Shares to pay the Exercise Price, along with the completed and signed Cashless Exercise Form attached hereto. The Company shall issue and send by hand delivery, by courier or by first class mail (postage prepaid) to the Holder, at the address designated by Holder, a certificate or certificates for the number of shares of Common Stock to which Holder is entitled upon exercise of the Warrant.

         3.       Put Right.
                  ----------

                  (a) PUT RIGHT. Notwithstanding Section 2, Holder shall have the option, exercisable by it on or any time after the Exercise Date if the Company has not consummated an Initial Public Offering on or before the Exercise Date, to require the Company to purchase, and in such case the Company shall purchase, the Underlying Warrant Shares for $76.93 per share (the "Put Price").

                  (b) PURCHASE PURSUANT TO PUT RIGHT. Holder may exercise its right to require the Company to purchase the Underlying Warrant Shares by written notice to the Company and presentation and surrender of the Warrant. The Company shall purchase the Underlying Warrant Shares and pay Holder in the following manner:

                           (i) Up to 25% of the Put Price would be payable
                  within ten (10) days after the Company receives Holder's notice that Holder is requiring the Company to purchase the Underlying Warrant Shares. The number of shares of Common Stock represented by this Warrant will be decreased proportionately and the Company will execute and deliver to the Holder of this Warrant a new Warrant (the "New Warrant") conveying the right to purchase that reduced number of shares of Common Stock. The New Warrant would contain the same terms as those set forth herein.

                           (ii) The New Warrant, or the Warrant if applicable,
                  would be subject to the Put Right, at the option of the Holder, into the remaining balance of the Put Price at any time after the first anniversary of the Exercise Date.

                  (c) EXPIRATION OF PUT RIGHT. The right of Holder put the Underlying Warrant Shares to the Company set forth in Section 3(a) shall expire at the consummation of an Initial Public Offering.

         4. FRACTIONAL SHARES. Notwithstanding any other provision of this Warrant, the Company shall not be obligated to issue fractional shares of Common Stock upon exercise of this

Warrant. Instead of fractional shares of Common Stock that would otherwise be issuable to the Holder, the Company may pay cash to the Holder.

         5. RESERVATION OF SHARES; STOCK FULLY PAID. The Company represents, warrants, and agrees that there currently is and at all time there shall be authorized and reserved for issuance upon exercise of the Warrants such number of shares of Common Stock as shall be required for issuance or delivery upon exercise hereof; and that all shares of Common Stock issuable upon exercise of the Warrants will, upon issuance, be duly and validly issued, fully paid, and non-assessable.

         6.       Antidilution Provisions.
                  ------------------------

                  (a) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATIONS. If the Company at any time and from time to time subsequent to the date hereof: (i) declares a dividend upon, or makes any distribution in respect of, any of its stock, payable in shares of Common Stock or (ii) subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then the number of shares of Common Stock purchasable hereunder shall immediately be increased or decreased, proportionally.

                  (b) RECLASSIFICATIONS, REORGANIZATIONS, CONSOLIDATIONS OR MERGERS. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive securities, cash or other assets with respect to or in exchange for such Common Stock, then the Holder shall thereafter only have the right to exercise this Warrant and receive the securities (including shares of Common Stock if such would not have been extinguished), cash or other assets that it would have received if it had exercised this Warrant for shares of Common Stock immediately prior to such event.

                  (c) NOTICE OF ADJUSTMENT. Within ten (10) days of any adjustment of the number of shares of Common Stock issuable upon the exercise of this Warrant, the Company shall send to the Holder written notice of such adjustment and the corresponding increase or decrease, as the case may be, in the number of shares issuable upon exercise of this Warrant. The notice shall set forth in reasonable detail the method of calculation and the facts upon which such calculation is based, all of which shall be certified as true and correct by the treasurer of the Company.

         7.       Registration.
                  -------------

                  (a) RIGHT TO INCLUDE UNDERLYING WARRANT SHARES. If at any time or times after the date hereof the Company shall seek to file a registration statement under the Securities Act in connection with a public offering of securities by the Company, a public offering of securities by shareholders of the Company or both, the Company will give prompt written notice thereof to Holders at least thirty (30) days prior to the anticipated initial filing date of such registration statement. Upon the written request of Holder given to Company within ten (10) days after the receipt of any such notice from the Company, the Company will use its reasonable best efforts to effect the registration under the Securities Act of the Underlying Warrant Shares which the Company has been so requested to register by the Holder thereof, so that the Underlying Warrant Shares are entitled to the same registration rights as all other shares of Common Stock to be registered under the Securities Act by the Company. The provisions of this Section will not apply to Underlying Warrant Shares that are freely tradable pursuant to Rule 144(k) under the Securities Act (or any successor provision thereto) as evidenced by an opinion of counsel to the Company addressed to the Holder thereof which opinion is reasonably satisfactory to counsel to the Holder or a registration effected solely to implement (i) an employee benefit plan, or (ii) a transaction to which Rule 145 or any similar rule of the Securities and Exchange Commission (the "SEC") under the Securities Act is applicable. The Company may withdraw any registration initiated by the Company pursuant to this
Section 7(a) at any time before it becomes effective, or postpone such offering without obligation or liability to the Holders.

                  (b) PRIORITY IN REGISTRATION. If a registration pursuant to this Section 7 involves an underwritten offering and the managing underwriter or underwriters in good faith advises the Company that, in its opinion, the number of securities which the Company, the Holders and any other parties intend to include in such registration exceeds the largest number of securities which can be sold in such offering without having an adverse effect on such offering (including the price at which such securities can be sold), then the Company will include in such registration (i) first, if the registration was initiated by parties to whom the Company has granted registration rights, other than the Holders ("Other Holders") exercising demand registration rights, 100% of the securities such Other Holders propose to sell (except to the extent the terms of such Other Holders' registration rights provide otherwise); (ii) second, 100% of the securities the Company proposes to sell for its own account; (iii) third, to the extent that the number of securities which such Other Holders exercising demand registration rights and the Company propose to sell is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of Registerable Securities which the Investor Holders have requested to be included in such registration pursuant to incidental or "piggyback" registration rights granted to Investor Holders pursuant to Section 7 of the Stock Purchase and Shareholders' Agreement, dated as of October 15, 1997, by and among the Company, certain of the principal shareholders of the Company and certain Investors (the "Investor Purchase Agreement"), which, in the opinion of such managing underwriter or underwriters, can be sold without having the adverse effect referred to above; and (iv) fourth, to the extent that the number of securities which such Other Holders exercising demand registration rights, Investor Holders exercising incidental or "piggyback" registration rights, and the Company propose to sell is less than the number of securities which the Company has been advised can be sold in such offering without having the adverse effect referred to above, such number of Underlying Warrant Shares which the Holders have requested to be included in such registration and such number of securities which Other Holders have requested to be included in such registration, in each case pursuant to Section 7(a) hereof or other "piggyback" or incidental registration rights and which, in the opinion of such managing underwriter or underwriters, can be sold without having the adverse effect referred to above, such number of Underlying Warrant Shares and securities to be included on a pro rata basis among all requesting Holders and Other Holders on the basis of the relative number of shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the

"Exchange Act")) by such Holders and Other Holders; provided that if the number of Underlying Warrant Shares requested to be included in such registration by the Holders pursuant to Section 7(a) hereof and permitted to be included in such registration by the Holders pursuant to this Section 7(b) exceeds the number which the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Underlying Warrant Shares to be included in such registration by the Holders shall be allocated pro rata among such Holders on the basis of the relative number of Underlying Warrant Shares each such Holder has requested to be included in such registration. For the purposes of this Section 7(b), "Investor Holders" shall have the same meaning as assigned to the term "Investor" in the Investor Purchase Agreement, and the term "Registerable Securities" shall have the same meaning as assigned to such term in the Investor Purchase Agreement.

         8. FURTHER OBLIGATIONS OF THE COMPANY UPON REGISTRATION. Whenever the Company is required hereunder to register any Underlying Warrant Shares, it agrees that it shall also do the following:

                  (a) Pay all expenses of the Company for such registrations and offerings (exclusive of underwriting discounts and commissions);

                  (b) Furnish to each selling Holder such copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of its Underlying Warrant Shares;

                  (c) Use its best efforts (with due regard to management of the ongoing business of the Company and the allocation of managerial resources) to register or qualify the securities covered by said registration statement under the securities or "blue sky" laws of such jurisdictions as any selling Holder may reasonably request, provided that the Company shall not be required to register or qualify the securities in any jurisdictions which require it to qualify to do business therein;

                  (d) Immediately notify each selling Holder, at any time when a prospectus relating to his or her Underlying Warrant Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of any such selling Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Underlying Warrant Shares, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  (e) Cause all such Underlying Warrant Shares to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted;

                  (f) Otherwise use its best efforts to comply with the securities laws of the United States and other applicable jurisdictions and all applicable rules and regulations of the

SEC and comparable governmental agencies in other applicable jurisdictions and make generally available to its holders, in each case as soon as practicable, but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act; and

         9. OBLIGATIONS OF THE HOLDER UPON REGISTRATION. Whenever the Company is required hereunder to register any Underlying Warrant Shares, Holder agrees that it shall do the following:

                  (a) Enter into any reasonable underwriting agreement required by the proposed underwriter, if any, in such form and containing such terms as are customary; provided, however, that no Holder shall be required to make any representations or warranties other than with respect to its title to the Underlying Warrant Shares and any written information provided by the Holder to the Company, and if the underwriter requires that representations or warranties be made and that indemnification be provided, the Company shall make all such representations and warranties and provide all such indemnities, including, without limitation, in respect of the Company's business, operations and financial information and the disclosures relating thereto in the prospectus; and

                  (b) Otherwise cooperate with the underwriter or underwriters, the SEC and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any securities under Section 7.

         10.      Indemnification.
                  ----------------

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the full extent permitted by law, and hold harmless each Holder from and against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, any amendment or supplement thereto, any prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein.

                  (b) INDEMNIFICATION BY HOLDERS. Each Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and such other information as may be reasonably required for use in connection with any such registration statement or prospectus and agrees to indemnify, to the full extent permitted by law, the Company, its directors, officers, employees, agents and trustees and each person who controls the Company (within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses arising out of or based upon any untrue statement of material fact or any omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in or such omission or alleged omission relates to any information with respect to such Holder so furnished in writing or the accuracy of which was confirmed in writing by such Holder specifically for inclusion in any prospectus or registration statement.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any person entitled to indemnification agrees to give prompt written notice to the indemnifying party after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such person will claim indemnification or contribution and, unless in the judgment of counsel of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel with respect to such claim, unless the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. For the purpose of this Section 10, the term "conflict of interest" shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, such different or additional defenses make joint representation inappropriate.

                  (d) CONTRIBUTION. If the indemnification from the indemnifying party provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties, on the one hand, and the indemnified party or parties, on the other hand, in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party or parties and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in
Section 10(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         11. LEGEND ON CERTIFICATES. Each certificate for Underlying Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

                  "This security has not been registered under the Securities Act of 1933, as amended, and may not be sold, pledged, hypothecated, transferred or otherwise disposed of unless subsequently registered under said Act or unless an exemption from such registration is available. This security may not be sold, pledged, hypothecated, transferred or otherwise disposed of unless such sale, pledge, hypothecation, transfer or other disposition shall have been registered under said Act and in compliance with any applicable state securities laws or until the Company shall have received a legal opinion satisfactory in form and substance to the Company, that such security may be legally sold or otherwise transferred without such registration and compliance."

         Any certificate for shares issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the holder of such legended certificate (who may be an employee of such holder) and reasonably acceptable to the Company, or based on a letter from the staff of the Securities and Exchange Commission, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

         12. EXPIRATION. This Warrant and the rights of the Holder under this Warrant will expire on the ten year anniversary of the Closing.

         13. EXERCISE IN COMPLIANCE WITH SECURITIES LAWS. The Warrant issued hereunder shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities law, and the Company hereby agrees to use its best efforts to cooperate with each Holder so as to comply promptly with such securities laws at the time any exercise is requested. The Warrant issued hereunder shall not be exercisable unless under such laws at the time of exercise the Underlying Warrant Shares or other securities purchasable under the Warrant are exempt, are the subject matter of an exempt transaction, or are registered in accordance with such laws.


         14. ASSIGNMENT OR TRANSFER OF WARRANT This Warrant and the rights of the Holder under this Warrant may not be assigned or transferred, except if by will or as provided in the laws of descent and distribution.

         15. LOSS OF WARRANT. If this Warrant is lost or destroyed, the Company shall, without charge, execute and deliver a new Warrant, with terms as set forth herein, in the name of Holder upon receipt of a reasonably satisfactory affidavit of loss and indemnity agreement, and this Warrant shall promptly be canceled.

         16. RIGHTS OF HOLDER. Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of Holder are limited to those expressed in this Warrant.

         17. NOTICES. All notices, payments, requests, demands, and other communications required or permitted under this Warrant shall be made in accordance with the provisions of the Purchase Agreement.

         18. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Ohio.

         19. FURTHER ASSURANCES. The parties agree to execute, acknowledge, and deliver any and all such other documents and to take any and all such other actions as they may, in the reasonable opinion of the Company or Holder, be necessary or convenient to more efficiently carry out any and all of the purposes of this Warrant.

         20. SEVERABILITY. Any provision of this Warrant that shall be prohibited by law or otherwise held invalid shall be ineffective only to the extent of such prohibition or invalidity and shall not invalidate or otherwise render ineffective any or all of the remaining provisions of this Warrant.

                         [Signatures on Following Page]

         IN WITNESS WHEREOF, CONLEY, CANITANO & ASSOC., INC. has caused this Warrant to be executed as an instrument under seal as of the date first above written.


                                        CONLEY, CANITANO & ASSOC., INC.


                                        By:
                                            -----------------------------------
                                        Name:
                                        Title:

                           FORM OF NOTICE OF EXERCISE
                           --------------------------

                     (To be executed only upon full exercise
                             of the within Warrant)

         The undersigned registered Holder of the within Warrant irrevocably exercises the within Warrant for and purchases _______ shares of Common Stock of CONLEY, CANITANO & ASSOC., INC. and herewith makes payment therefor in the amount of $.001 per share, all at the price and on the terms and conditions specified in the within Warrant, and requests that a certificate (or ____ certificates in denominations of ______ shares) for such shares hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or
(b) _____________, whose address is ___________________________ .

Dated:  _______________ __, ________.


                                              [            ]



                                              By
                                                --------------------------------
                                                  Anthony Kelly


NOTICE: The signature on this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever. The within Warrant shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities laws.

                            FORM OF CASHLESS EXERCISE
                            -------------------------

                     (To be executed only upon full exercise
                             of the within Warrant)

         The undersigned registered Holder of the within Warrant irrevocably exercises the within Warrant for and purchases _______ shares of Common Stock of CONLEY, CANITANO & ASSOC., INC. and herewith surrenders its rights with respect to that number of shares required to pay the Exercise Price, all on the terms and conditions specified in the within Warrant, and requests that a certificate (or ____ certificates in denominations of ______ shares) for such shares hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) _____________, whose address is ___________________________ .


Dated:  _______________ __, ________.


                                             [            ]



                                             By
                                               ---------------------------------
                                                Anthony Kelly


NOTICE: The signature on this Form of Cashless Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever. The within Warrant shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities laws.

                         FORM OF NOTICE OF MANDATORY PUT
                         -------------------------------

                 (To be executed only upon Company's purchase of
                        of the Underlying Warrant Shares)

         The undersigned registered Holder of the within Warrant irrevocably requires that CONLEY, CANITANO & ASSOC., INC. purchase __ shares of Common Stock and herewith makes payment therefor in the amount of $______, on the terms and conditions specified in the within Warrant, and requests that a New Warrant representing ____ shares hereby be issued in the name of and delivered to the undersigned.

Dated:  _______________ __, ________.


                                             [            ]



                                             By
                                               ---------------------------------
                                                Anthony Kelly


NOTICE: The signature on this Notice of Mandatory Put must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever. The within Warrant shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities laws.